UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2021

SCIENCE STRATEGIC ACQUISITION CORP. ALPHA

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39930 (Commission File Number)	85-3594633 (IRS Employer Identification No.)

1447 2nd Street Santa Monica, CA (Address of principal executive offices)	90401 (Zip Code)

Registrant’s telephone number, including area code: (310) 393-3024

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Warrant	SSAAU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	SSAA	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	SSAAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statement and Related Audit Report.

On April 12, 2021, the Securities and Exchange Commission (the “SEC”) released a public statement (the “Public Statement”) on accounting and reporting considerations for warrants issued by special purpose acquisition companies (“SPACs”). The SEC’s Public Statement discussed “certain features of warrants issued in SPAC transactions” that “may be common across many entities.” The Public Statement indicated that when one or more of such features is included in a warrant, the warrant “should be classified as a liability measured at fair value, with changes in fair value each period reported in earnings.”

On May 27, 2021, Science Strategic Acquisition Corp. Alpha (the “Company”, we”, “our” or “us”) determined that the Company incorrectly classified the public warrants and private placement warrants issued in connection with the Company’s initial public offering (the “Warrants”) as equity instruments in the previously issued audited balance sheet as of January 28, 2021 included in the Company’s Current Report on Form 8-K filed with the SEC on February 4, 2021 (the “Original Financial Statement”). As a result, the Warrants should be recorded as liabilities on the balance sheet and measured at fair value at inception and on a recurring basis in accordance with ASC 820, Fair Value Measurement, with changes in fair value recognized in the statement of operations.

The Company’s accounting for the Warrants as components of equity instead of as derivative liabilities did not have any effect on the Company’s previously reported investments held in trust, operating expenses, cash flows or cash.

As a result, on May 27, 2021, after discussion with Marcum LLP, the Company’s independent registered public accounting firm, the Company’s management and the audit committee of the company’s board of directors (the “Audit Committee”) concluded that the Original Financial Statement should no longer be relied upon and is to be restated in order to correct the classification error as well as the fair value re-measurements and align with the SEC’s Public Statement. Accordingly, the Company has disclosed the impact of such restatement on its Original Financial Statement in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, which the Company has filed with the SEC alongside this Current Report on Form 8-K, and will continue to do so in its future financial statements.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Item 4.02(a) with the Company’s independent registered public accounting firm, Marcum LLP.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. These statements are based on current expectations on the date of this Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 27, 2021

SCIENCE STRATEGIC ACQUISITION CORP. ALPHA

By:	/s/ Thomas Dare
Thomas Dare
Chief Financial Officer

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